UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end:  September 30, 2019

Date of reporting period:  September 30, 2019

Item 1. Report to Stockholders.

Smith Group Funds

Smith Group Large Cap Core Growth Fund

Investor Class Shares — BSLNX
Institutional Class Shares — BSLGX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.smithgroupfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-764-8465 or by sending an e-mail request to info@smithasset.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-764-8465 or send an e-mail request to info@smithasset.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report

www.smithgroupfunds.com	September 30, 2019

SMITH GROUP LARGE CAP CORE GROWTH FUND

Dear Investor,

For the fiscal year ended September 30, 2019, the Smith Group Large Cap Core Growth Fund’s return on a net asset value basis was -7.71% and -8.04%, including dividends of $0.89 and $0.87 per share of the Institutional Class and Investor Class, respectively. This result was worse than the performance of the broader market as the Standard & Poors 500 posted a return of 4.25%, Russell 1000 Growth Index posted a return of 3.71% and the Russell 1000 Index returned 3.87% for the same period.

The fiscal year started with a correction as global economic data appeared less robust while the Federal Reserve indicated it would stay the course with rate increases. The market perceived a heightened risk of a policy mistake and stocks experienced a selloff. This was quickly followed by a rally during the first quarter of calendar 2019 as Federal Reserve actions and commentary suggested an easier stance and softer economic data seemed better reflected in earnings expectations. Corporate America earnings are still expected to show some modest growth with operating earnings for the Standard & Poors 500 forecasted at $164 per share, a year over year increase of 1.1%.

The Smith Group investment process is centered on a very specific and clearly defined fundamental outcome — companies that can sustainably grow earnings faster than expected should have strong price appreciation. Significantly, even when the equity markets do not reward our investment process with excess returns, our client portfolios has a history of capturing a higher earnings growth premium — higher realized earnings growth relative to forecasted growth — than their respective performance benchmarks. That is, the companies in our client portfolios realize a larger earnings growth premium than the benchmarks. In fact, over the last ten years the Fund’s holdings have realized an annual average earnings growth rate 4.3% higher than forecast, comparable to a 0.9% premium for the large cap universe.

The past twelve months have provided dramatic shifts in both soft and hard economic indicators. In many cases, the change in trajectory has been swift and severe. Expectations for U.S. growth has sunk to the zero bound from 3% to 4% a year ago while the slope of the yield curve briefly suggested a recession could be around the corner. Global monetary policy once again shifted towards aggressive support resulting in a quarter of the global bond market trading at negative rates. Haphazard U.S. trade policy has, remarkably, become even more disorganized causing American manufacturing and consumer confidence to weaken during the twelve-month period. This rapid deterioration caused an earnings centric investment process like ours to fall significantly out of favor.  In many ways the market has behaved similarly to the experience during the technology- and telecom-bubble in 1998-99 and the move post the financial crisis in 2009. Then, as now, the criteria we use to select stocks that deliver a strong earnings growth premium have failed to deliver excess returns.  We find comfort in the fact that as the market eventually reverts back to rewarding strong earnings performance again, the Fund should be in a position to generate better relative performance going forward.

With the selection criteria and the process out of favor during the period, the Fund’s underperformance for the year was spread across all sectors.  Two of the larger sector exposures, Information Technology and Industrials, were responsible for most of the underperformance in terms of stock selection.  But also notable was the negative sector allocation effect responsible for one third of the underperformance. The Energy sector is a small weight in the benchmark at less than 1% and it was also the worst performing sector.  Although the Fund’s holdings outperformed the benchmark return of -27.2%, the Fund’s overweight to the sector caused total underperformance of over 0.9%. Also the Fund’s underweight to Information Technology and lack of exposure to Real Estate, which was the best performing sector in the benchmark with a 26.7% return, caused almost 1.1% of negative allocation effect.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Turning to stock selection effect, the Fund performance was hurt by the Fund’s Information Technology holdings turning negative after several years of solid performance. NetApp, an enterprise data storage systems developer, and F5 Networks, a network security and applications systems provider, declining 46.2% and 32.8%, respectively, were the largest contributors to the negative performance. Also notable was that the Fund’s underweight in Microsoft, which gained 23.4%, and no exposure to MasterCard and Visa, which gained 22.5% and 15.3%, respectively, caused almost 1.1% of relative underperformance. In Industrials, the Fund’s positions in Huntington-Ingalls, a Navy shipbuilder, and Landstar Systems, a transportation and logistics provider, hurt performance with both stocks declining just over 16%.

While we are disappointed that the Fund delivered a return of -7.71% as the market rebounded with a 3.71% return for the period, we continue to believe that the holdings in the Fund should be able to generate healthy returns going forward as the market eventually returns to rewarding earnings as it has in the past.  Continued economic growth should provide a good foundation for solid earnings growth by the companies held by the Fund and we continue to believe our focus on high quality companies where earnings will exceed market expectations is the key to generating excess returns over the long term.

Thank you for placing your trust in Smith Group Asset Management. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

John D. Brim
Portfolio Manager

October 31, 2019

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance is not a guarantee of future results.  Earnings growth is not a measure of the Fund’s future performance.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. One cannot invest directly in an index.

The Russell 1000® Index is a float-adjusted capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. One cannot invest directly in an index.

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000® Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

The Smith Group Funds are distributed by Quasar Distributors, LLC

SMITH GROUP LARGE CAP CORE GROWTH FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return – As of September 30, 2019

	1 Year	5 Year	10 Year	Since Inception
Investor Class(1)	-8.04%	8.48%	11.82%	5.47%
Institutional Class(2)	-7.71%	8.73%	12.08%	5.72%
S&P 500® Index(3)	4.25%	10.84%	13.24%	7.77%
Russell 1000® Growth Index(4)	3.71%	13.39%	14.94%	9.88%

(1)
The Investor Class shares commenced operations on February 24, 2014.  Performance shown for the Investor Class shares, prior to the inception of the Investor Class, is based on performance of the Institutional Class shares, adjusted for the higher expenses applicable to Investor Class shares.

(2)	The Institutional Class shares commenced operations on June 1, 2007.
(3)	The S&P 500® Index is a stock market index based on the market capitalization of 500 large companies having common stock listed on the NYSE or NASDAQ. One cannot invest directly in an index.
(4)
The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index that measures the performance of those companies within the Russell 1000® Index (large-cap index) with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Sector Allocation(1) (Unaudited)
As of September 30, 2019
(% of Total Investments)

Top Ten Equity Holdings(1) (Unaudited)
As of September 30, 2019
(% of Net Assets)

Walmart, Inc.	3.6%
Microsoft Corp.	3.6%
Target Corp.	3.5%
AutoZone, Inc.	3.5%
Procter & Gamble Co.	3.3%
Automatic Data Processing, Inc.	3.3%
Progressive Corp.	3.3%
Adobe, Inc.	3.2%
Alphabet, Inc., Class A	3.1%
Discover Financial Services	3.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Expense Example (Unaudited)
September 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 – September 30, 2019).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(4/1/2019)	(9/30/2019)	(4/1/2019 to 9/30/2019)
Investor Class Actual(2)(3)	$1,000.00	$ 969.20	$5.28
Investor Class Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,019.70	$5.42

Institutional Class Actual(2)(3)	$1,000.00	$ 971.40	$4.05
Institutional Class Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,020.96	$4.15

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.07% and 0.82% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2019 of -3.08% and -2.86% for the Investor Class and Institutional Class, respectively.
(3)	Excluding interest expense, the actual expenses would be $5.13 and $3.90 for the Investor Class and Institutional Class, respectively.
(4)	Excluding interest expense, the hypothetical expenses would be $5.27 and $4.00 for the Investor Class and Institutional Class, respectively.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Schedule of Investments
September 30, 2019

	Shares	Value
COMMON STOCKS — 103.4%

Communication Services — 10.6%
Alphabet, Inc., Class A*	450	$549,513
Cinemark Holdings, Inc.	10,700	413,448
Comcast Corp., Class A	10,000	450,800
Facebook, Inc., Class A*	2,500	445,200
		1,858,961

Consumer Discretionary — 14.8%
AutoZone, Inc.*	560	607,387
Burlington Stores, Inc.*	2,300	459,586
Deckers Outdoor Corp.*	3,300	486,288
Dunkin’ Brands Group, Inc.	5,500	436,480
Target Corp.	5,800	620,078
		2,609,819

Consumer Staples — 6.9%
Procter & Gamble Co.	4,700	584,586
Walmart, Inc.	5,300	629,004
		1,213,590

Energy — 3.7%
Chevron Corp.	2,900	343,940
Exxon Mobil Corp.	4,310	304,329
		648,269

Financials — 9.0%
Bank of America Corp.	15,800	460,886
Discover Financial Services	6,700	543,303
Progressive Corp.	7,500	579,375
		1,583,564

Health Care — 16.9%
Baxter International, Inc.	5,470	478,461
Biogen, Inc.*	1,600	372,512
Bristol-Myers Squibb Co.	8,600	436,106
Centene Corp.*	7,500	324,450
Eli Lilly & Co.	3,780	422,717
Merck & Co., Inc.	5,400	454,572
Varian Medical Systems, Inc.*	4,000	476,360
		2,965,178

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Schedule of Investments – Continued
September 30, 2019

	Shares	Value
COMMON STOCKS — 103.4% (Continued)

Industrials — 10.3%
Dover Corp.	5,200	$517,712
Eaton Corp.	5,300	440,695
EMCOR Group, Inc.	5,300	456,436
Huntington Ingalls Industries, Inc.	1,900	402,401
		1,817,244

Information Technology — 31.2%#
Adobe, Inc.*	2,025	559,406
Akamai Technologies, Inc.*	4,900	447,762
Apple, Inc.	2,200	492,734
Automatic Data Processing, Inc.	3,600	581,112
Cadence Design Systems, Inc.*	6,769	447,296
Ciena Corp.*	11,400	447,222
EPAM Systems, Inc.*	2,500	455,800
Fortinet, Inc.*	6,200	475,912
Microsoft Corp.	4,500	625,635
Oracle Corp.	8,200	451,246
Zebra Technologies Corp., Class A*	2,400	495,288
		5,479,413
Total Common Stocks
(Cost $15,834,649)		18,176,038

SHORT-TERM INVESTMENT — 0.9%
First American Treasury Obligations Fund, Class X, 1.89%^
(Cost $151,411)	151,411	151,411

Total Investments — 104.3%
(Cost $15,986,060)		18,327,449
Other Assets and Liabilities, Net — (4.3)%		(757,686)
Total Net Assets — 100.0%		$17,569,763

*	Non-income producing security.
#	As of September 30, 2019, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 9 in Notes to the Financial Statements.
^	The rate shown is the annualized seven day effective yield as of September 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Statement of Assets and Liabilities
September 30, 2019

ASSETS:
Investments, at value (Cost: $15,986,060)	$18,327,449
Dividends & interest receivable	7,406
Receivable from Adviser	27,299
Receivable for capital shares sold	16,719
Prepaid expenses	15,490
Total Assets	18,394,363

LIABILITIES:
Payable for capital shares redeemed	769,199
Payable for audit fees	18,999
Payable for legal fees	9,587
Payable for transfer agent fees & expenses	8,601
Payable for fund administration & accounting fees	8,403
Payable for trustee fees	3,206
Payable for compliance fees	2,251
Payable for custody fees	901
Accrued distribution fees	529
Accrued expenses	2,924
Total Liabilities	824,600

NET ASSETS	$17,569,763

NET ASSETS CONSIST OF:
Paid-in capital	$11,828,038
Total distributable earnings	5,741,725
Net assets	$17,569,763

Investor Class:
Net assets	$540,447
Shares issued and outstanding(1)	61,405
Net asset value, redemption price and offering price per share	$8.80

Institutional Class:
Net assets	$17,029,316
Shares issued and outstanding(1)	1,931,610
Net asset value, redemption price and offering price per share	$8.82

(1)	Unlimited shares authorized, without par value.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Statement of Operations
For the Year Ended September 30, 2019

INVESTMENT INCOME:
Dividend income	$536,162
Interest income	12,533
Total investment income	548,695

EXPENSES:
Investment advisory fees (See Note 4)	216,117
Fund administration & accounting fees (See Note 4)	86,885
Transfer agent fees & expenses (See Note 4)	54,912
Federal & state registration fees	37,234
Audit fees	18,995
Custody fees (See Note 4)	14,370
Trustee fees	13,520
Compliance fees (See Note 4)	13,121
Legal fees	11,678
Postage & printing fees	7,168
Other expenses	6,338
Distribution fees – Investor Class (See Note 5)	1,899
Total expenses before interest expense	482,237
Interest expense (See Note 11)	8,403
Total expenses before waiver	490,640
Less: waiver from investment adviser (See Note 4)	(200,449)

Net expenses	290,191

NET INVESTMENT INCOME	258,504

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	5,352,597
Net change in unrealized appreciation/depreciation of investments	(9,489,858)
Net realized and unrealized loss on investments	(4,137,261)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,878,757)

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
OPERATIONS:
Net investment income	$258,504	$255,117
Net realized gain on investments	5,352,597	4,974,620
Net change in unrealized
appreciation/depreciation on investments	(9,489,858)	4,073,289
Net increase (decrease) in net assets resulting from operations	(3,878,757)	9,303,026

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	324,987	1,598,302
Proceeds from reinvestment of distributions	72,485	54,604
Payments for shares redeemed	(821,155)	(1,261,306)
Increased (Decrease) in net assets resulting from
Investor Class transactions	(423,683)	391,600
Institutional Class:
Proceeds from shares sold	6,128,139	8,178,054
Proceeds from reinvestment of distributions	4,087,033	6,205,544
Payments for shares redeemed	(35,893,633)	(15,300,429)
Decrease in net assets resulting from
Institutional Class transactions	(25,678,461)	(916,831)
Net decrease in net assets resulting
from capital share transactions	(26,102,144)	(525,231)

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(72,485)	(54,605)
Institutional Class	(4,166,487)	(6,294,643)
Total distributions to shareholders	(4,238,972)	(6,349,248)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,219,873)	2,428,547

NET ASSETS:
Beginning of year	51,789,636	49,361,089
End of year	$17,569,763	$51,789,636

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the years

Investor Class

	Year Ended September 30,
	2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value, beginning of year	$10.63	$10.05	$9.95	$10.47	$11.39

Investment operations:
Net investment income(1)	0.04	0.03	0.03	0.06	0.06
Net realized and unrealized
gain (loss) on investments	(1.00)	1.88	1.61	0.97	0.35
Total from investment operations	(0.96)	1.91	1.64	1.03	0.41

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.07)	(0.07)	(0.05)
Net realized gains	(0.84)	(1.28)	(1.47)	(1.48)	(1.28)
Total distributions	(0.87)	(1.33)	(1.54)	(1.55)	(1.33)
Net asset value, end of year	$8.80	$10.63	$10.05	$9.95	$10.47

TOTAL RETURN	-8.04%	20.56%	18.48%	10.79%	3.21%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$541	$1,134	$670	$703	$82
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.66%	1.38%	1.43%	1.40%	1.26%
After expense reimbursement/waiver	1.07%	1.04%	1.04%	1.04%	1.04%
Ratio of expenses excluding interest
expense to average net assets:
Before expense reimbursement/waiver	1.63%	1.38%	1.43%	1.40%	1.26%
After expense reimbursement/waiver	1.04%	1.04%	1.04%	1.04%	1.04%
Ratio of net investment income
to average net assets:
After expense reimbursement/waiver	0.48%	0.28%	0.38%	0.66%	0.53%
Portfolio turnover	48%	42%	88%	61%	58%

(1)	Per share amounts calculated using the average shares method.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Financial Highlights – Continued

For a Fund share outstanding throughout the years

Institutional Class

	Year Ended September 30,
	2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value, beginning of year	$10.64	$10.05	$9.97	$10.49	$11.40

Investment operations:
Net investment income(1)	0.07	0.05	0.06	0.09	0.09
Net realized and unrealized
gain (loss) on investments	(1.00)	1.88	1.60	0.96	0.36
Total from investment operations	(0.93)	1.93	1.66	1.05	0.45

Less distributions from:
Net investment income	(0.05)	(0.06)	(0.11)	(0.09)	(0.08)
Net realized gains	(0.84)	(1.28)	(1.47)	(1.48)	(1.28)
Total distributions	(0.89)	(1.34)	(1.58)	(1.57)	(1.36)
Net asset value, end of year	$8.82	$10.64	$10.05	$9.97	$10.49

TOTAL RETURN	-7.71%	20.71%	18.71%	11.03%	3.51%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$17,029	$50,656	$48,691	$46,730	$57,073
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.38%	1.13%	1.18%	1.11%	1.01%
After expense reimbursement/waiver	0.81%	0.79%	0.79%	0.79%	0.79%
Ratio of expenses excluding interest
expense to average net assets:
Before expense reimbursement/waiver	1.36%	1.13%	1.18%	1.11%	1.01%
After expense reimbursement/waiver	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income
to average net assets:
After expense reimbursement/waiver	0.74%	0.53%	0.63%	0.91%	0.78%
Portfolio turnover	48%	42%	88%	61%	58%

(1)	Per share amounts calculated using the average shares method.

See Notes to the Financial Statements

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements
September 30, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Smith Group Large Cap Core Growth Fund (the “Fund”), is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. The Investor Class commenced operations on February 24, 2014. The Institutional Class began investing consistent with its investment objective on June 1, 2007. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended September 30, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended September 30, 2019, the Fund did not have liabilities for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended September 30, 2019, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended September 30, 2016.

Security Transactions and Investment Income — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements – Continued
September 30, 2019

purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2019, the Fund increased paid-in capital by $2,120,128 and decreased distributable earnings by $2,120,128. The reclassification was due to equalization.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (see Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements – Continued
September 30, 2019

on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$18,176,038	$—	$—	$18,176,038
Short-Term Investment	151,411	—	—	151,411
Total Investments	$18,327,449	$—	$—	$18,327,449

Refer to the Schedule of Investments for further information on the industry classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Smith Asset Management Group, L.P. (the “Adviser”) to furnish investment advisory services to the Fund.  For its services, the Fund pays the Adviser a monthly management fee equal to 0.61% of the average daily net assets of the Fund.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes, and extraordinary expenses) based upon the average daily net assets of the Fund do not exceed 1.04% and 0.79% of the Investor Class and Institutional Class, respectively.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements – Continued
September 30, 2019

Fees waived by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement for the Fund is indefinite in term, and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. During the year ended September 30, 2019, the Adviser did not recoup any of the previously waived fees.  Waived fees subject to potential recovery by month of expiration are as follows:

Expiration	Amount
October 2019 — September 2020	$178,118
October 2020 — September 2021	165,939
October 2021 — September 2022	200,449

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class’ average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the year ended September 30, 2019, the Investor Class incurred expenses of $1,899 pursuant to the Plan.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements – Continued
September 30, 2019

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Investor Class:
Shares sold	34,824	158,976
Shares issued to holders in reinvestment of dividends	9,187	5,711
Shares redeemed	(89,290)	(124,639)
Net increase (decrease) in Investor Class shares	(45,279)	40,048

Institutional Class:
Shares sold	731,368	818,008
Shares issued to holders in reinvestment of dividends	518,659	649,116
Shares redeemed	(4,078,241)	(1,554,040)
Net decrease in Institutional Class shares	(2,828,214)	(86,916)

Net decrease in shares outstanding	(2,873,493)	(46,868)

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended September 30, 2019, were as follows:

U.S. Government Securities		Other
Purchases	Sales	Purchases	Sales
$ —	$ —	$16,610,043	$44,727,054

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2019, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$2,709,918	$(438,238)	$2,271,680	$16,055,769

Any difference between book and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2019, components of distributable earnings (deficit) on a tax-basis were as follows:

	Undistributed	Other		Total
Undistributed	Long-Term	Accumulated	Unrealized	Distributable
Ordinary Income	Capital Gains	Losses	Appreciation	Earnings
$188,140	$3,285,280	$(3,375)	$2,271,680	$5,741,725

As of September 30, 2019, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion

SMITH GROUP LARGE CAP CORE GROWTH FUND

Notes to the Financial Statements – Continued
September 30, 2019

of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended September 30, 2019, the Fund did not defer any qualified late year losses.

The tax character of distributions paid during the year ended September 30, 2019, was as follows:

	Long Term
Ordinary Income*	Capital Gains	Total
$501,286	$3,737,686	$4,238,972

The tax character of distributions paid during the year ended September 30, 2018, was as follows:

	Long-Term
Ordinary Income*	Capital Gains	Total
$552,472	$5,796,776	$6,349,248

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9.  SECTOR RISK

As of September 30, 2019, the Fund had a significant portion of its assets invested in the information technology sector. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of September 30, 2019, Charles Schwab & Co., Inc. owned 46.67% of the outstanding shares of the Fund.

11.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit (“LOC”) in the amount of $5,000,000, 15% of the gross market value of the Fund, or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures unless renewed on July 24, 2020. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 5.00% as of September 30, 2019. The interest rate during the year was between 5.00% and 5.50%. The weighted average interest rate paid on outstanding borrowings was 5.49%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for missed payments.

For the year ended September 30, 2019, the Fund’s credit facility activity was as follows:

Average	Amount Outstanding	Interest	Maximum	Maximum
Borrowings	as of September 30, 2019	Expense	Borrowing	Borrowing Dates
$150,822	$ —	$8,403	$5,000,000	January 31, 2019 –
				February 3, 2019
				&
				July 18, 2019 –
				July 21,2019

SMITH GROUP LARGE CAP CORE GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Smith Group Large Cap Core Growth Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Group Large Cap Core Growth Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
November 22, 2019

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited)
September 30, 2019

TRUSTEES AND OFFICERS

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Independent Trustees

Leonard M. Rush,	Lead	Indefinite	39	Retired, Chief Financial	Independent
CPA	Independent	Term; Since		Officer, Robert W. Baird	Trustee,
615 E. Michigan St.	Trustee	April 2011		& Co. Incorporated	ETF Series
Milwaukee, WI 53202	and Audit			(2000-2011).	Solutions
Year of Birth: 1946	Committee				(49 Portfolios)
	Chairman				(2012-Present);
Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013).

David A. Massart	Trustee	Indefinite	39	Co-Founder and Chief	Independent
615 E. Michigan St.	and	Term; Since		Investment Strategist,	Trustee,
Milwaukee, WI 53202	Valuation	April 2011		Next Generation Wealth	ETF Series
Year of Birth: 1967	Committee			Management, Inc.	Solutions
	Chairman			(2005-Present).	(49 Portfolios)
(2012-Present).

David M. Swanson	Trustee	Indefinite	39	Founder and Managing	Independent
615 E. Michigan St.		Term; Since		Principal, SwanDog	Trustee,
Milwaukee, WI 53202		April 2011		Strategic Marketing, LLC	ALPS Variable
Year of Birth: 1957				(2006-Present).	Investment Trust
(10 Portfolios)
(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present).

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	39	Retired, Executive Vice	None
615 E. Michigan St.	and Trustee	Term; Since		President, U.S. Bancorp
Milwaukee, WI 53202		January 2011		Fund Services, LLC
Year of Birth: 1958				(1994-2018).

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited) – Continued
September 30, 2019

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	Five Years

Officers

Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term; Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	November 2018		(2005-Present).
Year of Birth: 1973	Executive
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	April 2013		Services, LLC
Year of Birth: 1966	Compliance			(2004-Present).
Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich	Vice	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	August 2019		Services, LLC
Year of Birth: 1981	and	(Treasurer);		(2008-Present).
	Principal	Since
	Financial	November 2018
	Officer	(Vice President)

Thomas A. Bausch,	Secretary	Indefinite	N/A	Vice President,	N/A
Esq.		Term;		U.S. Bancorp Fund
615 E. Michigan St.		Since		Services, LLC (2016-Present);
Milwaukee, WI 53202		November 2017		Associate, Godfrey &
Year of Birth: 1979				Kahn S.C. (2012-2016).

Douglas Schafer	Vice	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	and	May 2016		Services, LLC
Year of Birth: 1970	Assistant	(Assistant		(2002-Present).
	Treasurer	Treasurer);
Since
November 2018
(Vice President)

Michael Cyr II	Vice	Indefinite	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	President	Term; Since		Fund Services, LLC
Milwaukee, WI 53202	and	August 2019		(2013-Present).
Year of Birth: 1992	Assistant
Treasurer

SMITH GROUP LARGE CAP CORE GROWTH FUND

Additional Information (Unaudited) – Continued
September 30, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-877-764-8465.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-764-8465.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-877-764-8465, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2019, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 50.12%.

SMITH GROUP LARGE CAP CORE GROWTH FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Smith Asset Management Group, L.P.
100 Crescent Court, Suite 1150
Dallas, Texas 75201

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-877-764-8465.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended September 30, 2019 and September 30, 2018, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$14,500	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    December 6, 2019

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    December 6, 2019